EXHIBIT 10.1

SECOND LOAN MODIFICATION AGREEMENT

This Second Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of the Second Loan Modification Effective Date by and between SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 (“Bank”) and (i) SATCON TECHNOLOGY CORPORATION, a Delaware corporation; SATCON POWER SYSTEMS, INC., a Delaware corporation; SATCON APPLIED TECHNOLOGY, INC., a Delaware corporation; SATCON ELECTRONICS, INC., a Delaware corporation, each with offices located at 27 Drydock Avenue, Boston, Massachusetts 02210; and (ii) SATCON POWER SYSTEMS CANADA LTD. (the “Canadian Borrower”), a corporation organized under the laws of the Province of Ontario, Canada with offices located at 835 Harrington Court, Burlington, Ontario L7N 3P3 (individually and collectively, jointly and severally, “Borrower”).

1.             DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of February 20, 2008, evidenced by, among other documents, a certain Loan and Security Agreement dated as of February 20, 2008, as amended by that certain First Loan Modification Agreement, dated as of the First Loan Modification Effective Date (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and a certain Intellectual Property Security Agreement dated as of February 20, 2008, as may be amended from time to time (the “IP Agreement”).

2.             Hereinafter, the Loan Agreement and the IP Agreement, together with all other documents executed in connection therewith evidencing, securing or otherwise relating to the Obligations (other than this Loan Modification Agreement) shall be referred to as the “Existing Loan Documents”.

3.             DESCRIPTION OF CHANGE IN TERMS.

A.                                   Modifications to Loan Agreement.

1                                          The Loan Agreement shall be amended by deleting the following Section 6.9 entitled “Financial Covenants” in its entirety:

“              6.9          Financial Covenants.

Borrower shall maintain at all times, to be tested as of the last day of each month, unless otherwise noted, on a consolidated basis with respect to Borrower and its Subsidiaries:

(a)                                  Liquidity. Borrower’s (A) unrestricted cash on deposit at Bank plus (B) unused availability pursuant to the Revolving Line under this Agreement, as determined by Bank with reference to the Availability Amount set forth herein, of at least $3,000,000.

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(b)           Tangible Net Worth. A Tangible Net Worth of at least (i) from the Effective Date through March 29, 2008, $17,500,000, and (ii) from May 3, 2008 and as of the end of each fiscal month of Borrower thereafter, $16,500,000. The Tangible Net Worth requirements set forth herein shall increase by 50% of quarterly Net Income and 50% of issuances of equity after the Effective Date.”

and inserting in lieu thereof the following:

“              6.9          Financial Covenants.

Borrower shall maintain at all times, to be certified by the Borrower as of the last day of each month, unless otherwise noted, on a consolidated basis with respect to Borrower and its Subsidiaries:

(a)           Liquidity. Borrower’s (A) unrestricted cash on deposit at Bank plus (B) unusedavailability pursuant to the Revolving Line under this Agreement, as determined by Bank with reference to the Availability Amount set forth herein, of at least $4,000,000.

(b)           Tangible Net Worth. A Tangible Net Worth, tested as of the last day of each fiscal quarter, of at least (i) from the Second Loan Modification Effective Date through March 31, 2009, $12,000,000, and (ii) from June 30, 2009, and as of the end of each fiscal quarter of Borrower thereafter, $12,500,000. The Tangible Net Worth requirements set forth herein shall increase by 50% of quarterly Net Income and 50% of issuances of equity after the Second Loan Modification Effective Date.”

2              The Loan Agreement shall be amended by inserting the following definitions in the appropriate alphabetical order in Section 13.1 thereof, entitled “Definitions”:

“              “Second Loan Modification Agreement” means that certain Second Loan Modification Agreement, dated as of the Second Loan Modification Effective Date, by and between Borrower and Bank.”

“Second Loan Modification Effective Date” is the date noted on the signature page to the Second Loan Modification Agreement.”

3              The Compliance Certificate appearing as Exhibit D to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Exhibit D hereto.

4.             FEES. Borrower shall pay to Bank a modification fee in the amount of Fifteen Thousand Dollars ($15,000.00), which fee shall be due and payable and fully earned as of the date hereof. Borrower shall also reimburse Bank for all legal fees and expenses incurred by Bank in connection with the Existing Loan Documents and this amendment thereto.

5.             RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT. Borrower hereby ratifies, confirms, and reaffirms, all and singular, the terms and conditions of the IP Agreement and acknowledges, confirms and agrees that the IP Agreement contains an accurate and complete listing of all Intellectual Property.

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6.             RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of February 20, 2008 between Borrower and Bank, and acknowledges, confirms and agrees the disclosures Borrower provided to Bank in the Perfection Certificate, as amended, has not changed.

7.             AUTHORIZATION TO FILE. Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code.

8.             CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9.             RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10.           NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that, as of the date of this Loan Modification Agreement, Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

11.           CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this  Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

12.           COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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IN WITNESS WHEREOF, the parties hereto have caused this Loan Modification Agreement to be executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the Second Loan Modification Effective Date.

BORROWER:

SATCON TECHNOLOGY CORPORATION

By	/s/ Charles S. Rhoades
Name:	Charles S. Rhoades
Title:	President

SATCON POWER SYSTEMS, INC.

By	/s/ Charles S. Rhoades
Name:	Charles S. Rhoades
Title:	President

SATCON APPLIED TECHNOLOGY, INC.

By	/s/ Charles S. Rhoades
Name:	Charles S. Rhoades
Title:	President

SATCON ELECTRONICS, INC.

By	/s/ Charles S. Rhoades
Name:	Charles S. Rhoades
Title:	President

SATCON POWER SYSTEMS CANADA LTD.

By	/s/ Charles S. Rhoades
Name:	Charles S. Rhoades
Title:	President

BANK:

SILICON VALLEY BANK

By	/s/ Philip Silvia
Name:	Philip T. Silvia
Title:	Relationship Manager

Second Loan Modification Effective Date: September 26, 2008

[Satcon –Second Loan Modification Agreement Signature Page]

EXHIBIT D

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:

FROM:	SATCON TECHNOLOGY CORPORATION, et al.

The undersigned authorized officer of Satcon Technology Corporation and its Subsidiaries (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with generally GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 120 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings	Monthly within 15 days	Yes No
Projections	Annually	Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”)

Financial Covenant	Required	Actual	Complies

Maintain on a Monthly Basis:
Minimum Liquidity	$4,000,000	$	Yes No
Minimum Tangible Net Worth	$	$	Yes No
	*See Section 6.9(b)

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above:  (If no exceptions exist, state “No exceptions to note.”)

SATCON TECHNOLOGY CORPORATION, et al.	BANK USE ONLY

Received by:
By:	AUTHORIZED SIGNER
Name:	Date:
Title:
Verified:
AUTHORIZED SIGNER
Date:

Compliance Status: Yes No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

Dated:

I.              Liquidity (Section 6.9(a))

Required:               $4,000,000 (at all times)

Actual:

A.	Unrestricted cash at Bank	$

B.	Availability Amount	$

C.	Liquidity (line A plus line B)	$

Is line C equal to or greater than $4,000,000      ?

☐ No, not in compliance	☐ Yes, in compliance

II.            Tangible Net Worth (Section 6.9(b))

Required:               As of the end of each fiscal quarter from the Second Loan Modification Effective Date through March 31, 2009, $12,000,000, and (ii) from June 30, 2009, and as of the end of each fiscal quarter of Borrower thereafter, $12,500,000. The Tangible Net Worth requirements set forth herein shall increase by 50% of quarterly Net Income and 50% of issuances of equity after the Effective Date.

Actual:                   $

A.	Aggregate value of total assets of Borrower	$

B.	Deferred Financing Costs	$

C.	Aggregate value of goodwill of Borrower	$

D.	Aggregate value of intangible assets of Borrower	$

E.	Aggregate value of obligations owing to Borrower from officers or other directors	$

F.	Aggregate value of any reserves not already deducted from assets	$

G.	Total Liabilities	$

H.	Value of Line A plus B minus C minus D minus E minus F minus G	$

Is line H equal to or greater than $             ?

☐ No, not in compliance	☐ Yes, in compliance